Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
__      Preliminary Proxy Statement
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        Rule 14a-6(e)(2))
X       Definitive Proxy Statement
__      Definitive Additional Materials
__      Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                        American Church Mortgage Company
                (Name of Registrant as Specified in its Charter)


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






                                                                 Proxy Materials



                        AMERICAN CHURCH MORTGAGE COMPANY
                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA MINNESOTA 55343

                               September 28, 2001


Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of American Church Mortgage Company to be held at 10237 Yellow Circle Drive, Minnetonka, Minnesota on October 29, 2001 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting there will be a report on the operations of the Company. After the business of the meeting has been concluded, shareholders will be given an opportunity to ask appropriate questions.

     The items requiring shareholder approval are the election of Directors and ratification of the appointment of our independent auditors for the fiscal year ending December 31, 2001. We recommend that you vote for each of these proposals, which are set forth in more detail in the accompanying Proxy Statement.

     Whether or not you can attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                                            Sincerely,

                                            AMERICAN CHURCH MORTGAGE COMPANY


                                            Philip J. Myers
                                            President and Secretary

                        AMERICAN CHURCH MORTGAGE COMPANY
                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 29, 2001
                                  AT 10:00 A.M.


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at the Company's office at 10237 Yellow Circle Drive, Minnetonka, Minnesota, at 10:00 a.m., local time, on October 29, 2001.

     This meeting is being held for the following purposes:

1. To elect six (6) persons to serve as directors until the next annual election and until their successors are duly elected and qualified.

2. To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent auditors for the year ending December 31, 2001.

3.   To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on September 24, 2001 will be entitled to notice of or to vote at the meeting. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during normal business hours at the Company's offices. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience.


                                            AMERICAN CHURCH MORTGAGE COMPANY



                                            Philip J. Myers
                                            President and Secretary

Minneapolis, Minnesota
September 28, 2001

                        AMERICAN CHURCH MORTGAGE COMPANY

                               2000 ANNUAL REPORT

[GRAPHIC OMITTED]


American Church Mortgage Company
10237 Yellow Circle Drive
Minneapolis, Minnesota  55343
(952) 945-9455 o  (952) 945-9433 (fax)
-------------------------------------------------------------------------------

                                                              September 28, 2001

Dear Shareholder:

     Enclosed please find the year 2000 Shareholder Report and Proxy material for American Church Mortgage Company, of which you are a registered shareholder. We encourage you to read this information, complete the proxy card, and return it in the enclosed envelope as soon as possible to ensure that your vote counts. If you have questions, feel free to call us at 1-800-815-1175 and enter extension 124 or 126.

     The year 2000 was your Company's fifth year of operation. While we managed to pay a dividend of $.825 per share, or 8.25% over the year, the rising interest rate environment curtailed demand for loans. Our efforts to raise additional capital in 2000 were not as successful as hoped, as investors preferred higher yielding bonds over the dividend yield being earned on the Company's shares. With less new capital to deploy, the Company did not generate the loan origination income levels it would normally have earned which would have boosted overall distributable earnings for the year.

     Nevertheless, the Company continues to operate efficiently, and has averaged an 8.89% annual shareholder dividend since the commencement of operations in 1996. Your Board of Directors has authorized the issuance of debt securities in the amount of up to $15 million beginning in late 2001 and continuing through 2003, to provide additional capital to fund new church loans, as the current stock offering ended on September 21, 2001. The objective is to offer to investors short to intermediate term secured notes at rate levels that enable the Company to lend the funds profitably, thereby enhancing returns to shareholders.

     Your  Company  currently  has  38  mortgage  loans  outstanding   averaging
approximately $320,000 per loan. We also hold approximately $2.5 million in mortgage secured church bonds, for a total portfolio of approximately $14.5 million. It is our objective to increase our portfolio by $6 million in 2002 and by an additional $8 million in 2003, however, there can be no assurance that these objectives will be attained. Our emphasis will continue to be on building shareholder value and dividend yields by carefully expanding our portfolio of church loans, thereby further diversifying our holdings for sound risk management.

     We have observed some decrease in loan demand prompted by the weaker economic environment, and increasing bank competition for loans that we consider investment grade. We will have to offer competitive fixed interest rates for longer terms in the next year to attract the quality loans we need. While lower loan yields will impact the Company's income, this will in part be offset by loan origination income realized at the outset of our loans.

     We sincerely appreciate our shareholders' continued support and confidence.


                                                      Philip J. Myers, President

                        AMERICAN CHURCH MORTGAGE COMPANY

                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA MINNESOTA 55343

                                 ---------------

                                 PROXY STATEMENT
                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 2001

     This Proxy Statement and the accompanying proxy card are being mailed, beginning on September 28, 2001, to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2001 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................1
ELECTION OF DIRECTORS.......................................................3
HOW DOES THE BOARD OPERATE..................................................6
HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED................................6
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................7
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS........................7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............8
APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS.............................9
SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS...........9
OTHER MATTERS..............................................................10

                               GENERAL INFORMATION


The questions and answers set forth below provide general information regarding this proxy statement and our annual meeting of shareholders.

WHEN IS OUR ANNUAL REPORT TO SHAREHOLDERS AND THIS PROXY STATEMENT FIRST BEING SENT TO SHAREHOLDERS?

     Our annual report to shareholders and this proxy statement is being sent to shareholders beginning on September 28, 2001.

WHAT AM I VOTING ON?

1. The election of six Board members, each for a one-year term or until their successors are elected.

2. To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the independent auditor.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING AND HOW MANY VOTES DO THEY HAVE?

     Common shareholders of record at the close of business on September 24, 2001 may vote at the Annual Meeting. Each share has one vote. There were 1,779,091 common shares outstanding on September 24, 2001.

HOW DO I VOTE?

     You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our shareholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our shareholders to enable them to vote.

WHAT IS A PROXY?

     A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the Annual Meeting without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by proxy.

BY COMPLETING AND RETURNING THIS PROXY CARD, WHOM AM I DESIGNATING AS MY PROXY?

     You will be designating Philip J. Myers and Scott J. Marquis as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

HOW WILL MY PROXY VOTE MY SHARES?

     Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on business matters, your proxy will vote "FOR" the election of Philip J. Myers, David G. Reinhart, John M. Clarey, Kirbyjon H. Caldwell, Robert O. Naegele, Jr., and Dennis Doyle as Directors and "FOR" the ratification of the appointment of our independent auditors. If you do not complete and return your proxy or vote in person, your failure to vote will be considered a vote "FOR" the election of our Board of Directors and the ratification of the appointment of our independent auditors. We do not intend to bring any other matters for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

HOW DO I VOTE USING MY PROXY CARD?

     Other than attending the Annual Meeting and voting in person, you must vote by mail. To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

HOW DO I REVOKE MY PROXY?

     You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

- Notifying our Corporate Secretary, Philip J. Myers, in writing at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, that you are revoking your proxy;

-    Executing a later-dated proxy card; or

-    Attending and voting by ballot at the Annual Meeting.

IS MY VOTE CONFIDENTIAL?

     Yes, only certain of our employees will have access to your card.

WHO WILL COUNT THE VOTES?

     An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

WHAT CONSTITUTES A QUORUM?

     As of September 24, 2001, 1,779,091 of our common shares were issued and outstanding. Our by-laws provide that the holders of one-third (1/3) of the shares outstanding and entitled to vote, represented either in person or by proxy, shall constitute a quorum for the transaction of business. If you sign and return your proxy card, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the Annual Meeting, the shareholders present in person or by proxy may adjourn the meeting to a date not more than 120 days after October 29, 2001, until a quorum is present.

HOW WILL MY VOTE BE COUNTED?

     With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

     With respect to approval of and appointment of our independent auditors, votes may be cast for or against the proposal or the proxy may be instructed to abstain. Abstaining or not returning your proxy is considered a "Yes" vote.


WHAT PERCENTAGE OF OUR COMMON SHARES DO THE DIRECTORS AND EXECUTIVE
OFFICERS OWN?

     Our Board and executive officers beneficially owned 6.63% of our common shares as of September 24, 2001. (See the discussion under the heading "Security Ownership of Certain Beneficial Owners and Management" for more details.)

WHO IS SOLICITING MY PROXY, HOW IS IT BEING SOLICITED AND WHO PAYS THE COST?

     American Church Mortgage Company is soliciting your proxy. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile.

     Gemisys Corporation, our transfer agent, will be assisting us and will be reimbursed for any out-of-pocket expenses which totaled $1,000 in 2000. American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of- pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

WHO IS OUR LARGEST PRINCIPAL SHAREHOLDER?

     We have no shareholders who beneficially owned more than 5% of our stock as of September 24, 2001.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE YEAR 2002 MEETING DUE?

     Shareholder proposals to be presented at the 2002 Annual Meeting must be submitted in writing by May 21, 2002 120 days prior to anniversary of proxy statement to Philip J. Myers, President, at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading "Shareholder Proposals for the 2002 Annual Meeting of Shareholders" for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Pursuant to the Bylaws of the Company, the Board has fixed at six (6) the number of Directors to be elected at the Annual Meeting. Unless otherwise indicated thereon, the proxy holders will vote for the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board. If any nominee shall be unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

     The six (6) nominees who receive the highest number of votes will be elected Directors of the Company. The Board recommends a vote FOR the election of each of the nominees listed below.

Nominees

     The following table sets forth certain information regarding the nominees.



            Name                 Age                          Biographical Summary                             Director
                                                                                                                Since

Philip J. Myers                  45     Mr. Myers has been our President and a director of ACMC                 2001
                                        since April 2001.  He is also President, Treasurer, sole
                                        shareholder and a director of our advisor, Church Loan
                                        Advisors, Inc. and President, Secretary, sole shareholder
                                        and a director of the underwriter, American Investors
                                        Group, Inc.  Mr. Myers earned his bachelor of arts degree
                                        in political science in 1977 from the State University of
                                        New York at Binghamton and his juris doctor degree from
                                        the State University of New York at Buffalo School of Law
                                        in 1980.  From 1980 to 1982, Mr. Myers served as an
                                        attorney in the Division of Market Regulation of the U.S.
                                        Securities and Exchange Commission in Washington, D.C.
                                        and, from 1982 to 1984, as an attorney with the Division of
                                        Enforcement of the Securities and Exchange Commission
                                        in San Francisco.  From August, 1984 to January 1986, he
                                        was employed as an attorney with the San Francisco law

                                                            3


                                        firm of Wilson,  Ryan and Compilongo where he specialized in corporate finance, securities  and  broker-dealer  matters.
                                        From January 1986 to January 1989 when he became  affiliated with American  Investors Group,  Inc., Mr. Myers was engaged as Senior Vice-President  and  General  Counsel of  Financial
                                        Planners  Equity  Corporation,  a 400  broker  securities
                                        dealer  formerly located  in  Marin  County,  California.
                                        He is a member of the New York, California(inactive  status)
                                        and Minnesota State Bar Associations,  and registered General
                                        Securities Principal. Mr. Myers holds General Securities
                                        Representative and General Securities  Principal licenses
                                        with the National Association of Securities Dealers, Inc.


David G. Reinhart                48     Mr. Reinhart has been a director of ACMC since our                       1996
                                        inception.  He served as our President and Treasurer from
                                        January 19, 1999 to January 1, 2001.  He served as our
                                        Vice President and Secretary since our inception until
                                        January 19, 1999. He is currently the President of Miller &
                                        Schroeder Financial, Inc., Minneapolis, Minnesota.  Mr.
                                        Reinhart formerly was a partial owner of our advisor and
                                        the underwriter.  Mr. Reinhart has served as legal counsel to banks, trust companies and broker-dealers in the area of church financings and otherwise since approximately
                                        March 1984.  He was employed in the St. Paul firm of
                                        Reinhart Law Offices, P.A. from November 1985 to
                                        February 1987.  From July 1983 to November 1985 he was
                                        employed as an Associate Attorney with the law firm of
                                        Robins, Kaplan, Miller & Ciresi, Minneapolis, Minnesota.
                                        Mr. Reinhart received his juris doctor degree, cum laude,
                                        in May 1979, from Hamline University School of Law, St.
                                        Paul, Minnesota and received his Bachelor of Science
                                        degree in May 1976, from Northern Michigan University,
                                        Marquette, Michigan. Mr. Reinhart has practiced law in the areas of corporate finance and general business law since
                                        1979 and has developed expertise in the area of church
                                        financing. He is employed from time to time as Adjunct
                                        Professor of Law, Hamline University School of Law.


John M. Clarey                   59     Mr. Clarey has served as an independent director since                  1994
                                        September 1994. Since May 2001, Mr. Clarey has been an
                                        independent private investor.  From January 1992 until
                                        May 2001, he was employed in high level management
                                        positions at Miller & Schroeder Financial, Inc., a
                                        Minneapolis, Minnesota based investment banking firm,
                                        and NASD-member broker-dealer.  From February 1991
                                        through December 1991, Mr. Clarey was a general partner
                                        of Clarepoint Partners, LP, a private venture capital firm, of which he was one of the founders. From July 1989 to
                                        February 1991, he was a Senior Vice President of Miller,
                                        Johnson & Kuehn, Incorporated, a Minneapolis-based
                                        investment banking firm specializing in municipal and
                                        corporate finance. From September 1965 to November
                                        1970, he was employed as Executive Vice President of
                                        Keenan & Clarey, Inc., a Minneapolis broker-dealer
                                        specializing in structuring and development of corporate
                                        debt issues and financings for churches and other non-

                                                            4

                                        profit corporations.  During his career in the securities
                                        and finance industry, Mr. Clarey has been active as a
                                        senior officer and director of local, regional, and national trade and professional associations and has served as a
                                        volunteer officer and director of various charitable
                                        organizations. He graduated from Marquette University,
                                        Milwaukee, Wisconsin (1963) with a B.A. in economics.

Robert O. Naegele, Jr.           61     Mr. Naegele, Jr. has served as an independent director of                1994
                                        the company since September 1994. Mr. Naegele's
                                        professional background includes advertising, real estate
                                        development, and consumer products, with a special
                                        interest in entrepreneurial ventures and small developing
                                        companies. Most recently, he led a group of investors to
                                        apply for, and receive an NHL Expansion Franchise, the
                                        Minnesota Wild, which began play in the Xcel Energy
                                        Center in St. Paul, Minnesota, in October 2000.

Kirbyjon H. Caldwell           48       Mr.Caldwell, has, served as an Independent Director of                   1994
                                        ACMC since September 1994.  He has been Senior Pastor
                                        of Windsor Village United Methodist Church in Houston,
                                        Texas since January 1982.  Membership Windsor Village
                                        is approximately 14,400.  Mr. Caldwell received his B.A.
                                        degree in Economics from Carlton College (1975), an
                                        M.B.A. in Finance from the University of Pennsylvania's
                                        Wharton School (1977), and his Masters in Theology from
                                        Southern Methodist University School of Theology (1981).
                                        He is a member of the Boards of Directors of Texas
                                        Commerce Bank (Houston), JP Morgan Chase
                                        Bank--Houston and Texas, Continental Airlines, Hermann
                                        Hospital (Houston), Greater Houston Partnership, The
                                        United Way of The Texas Gulf Coast, and the American
                                        Cancer Society.  He is also the founder and member of
                                        several foundations and other community development
                                        organizations.

Dennis J. Doyle                  49     Mr. Doyle has served as an independent director since                    1994
                                        September 1994. He is the majority shareholder and co-
                                        founder of Welsh Companies, Inc., Minneapolis,
                                        Minnesota - a full-service real estate company involved in property management, brokerage, investment sales,
                                        construction and commercial development. Welsh
                                        Companies was co-founded by Mr. Doyle in 1980, and has
                                        over 220 employees. Mr. Doyle is the recipient of
                                        numerous civic awards relating to his business skills. He
                                        also is a member of the post board of directors of HEART
                                        (a non-profit organization), The Children's Theater
                                        (Minneapolis) and Grow Biz International, a publicly-
                                        owned company.





HOW DOES THE BOARD OPERATE?

     During 2000, the Board of Directors had four meetings. All Directors attended more than 75% of the meetings.

     The Board has no audit committee, compensation committee or executive committee. However, the Independent Directors, Dennis J. Doyle, Kirbyjon H. Caldwell and Robert O. Naegele, Jr. ("Independent Directors") meet annually as a committee of Independent Directors to review and approve the Advisory Agreement between our Company and the Advisor.

HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED?

     We currently pay each Independent Director a fee of $500 for each board meeting attended ($200 for telephonic meetings), limited to $2,500 per year. In addition, we reimburse Directors for travel expenses incurred in connection with their duties as our Directors. We also have adopted a Stock Option Plan for Directors and the Advisor, under which each Director and the Advisor's president are granted annually options to purchase 3,000 Shares each of our common stock at a price equal to the fair market value at the date of the grant. Our president who is also president of our Advisor receive no compensation from us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, Executive Officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Executive Officers and Directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Our directors generally have not complied with their Section 16 reporting requirements during 2000. Each director should have filed a Form 4 relating to our grant to them of options in November 2000. Mr. Myers should have filed a Form 4 with regard to our grant to him of options in November and the transfer to him of 10,000 of our shares in April 2001. We are diligently working with our counsel to correct our directors' reporting deficiencies prior to the date of our annual meeting.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Advisor

     Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (the "Advisor"), which provides investment advisory and administrative services. Our Advisor, Church Loan Advisors, Inc., is a Minnesota corporation and a wholly-owned subsidiary of Apostle Holdings, Corporation (the "Advisor"). The Advisor was organized on May 27, 1994 to engage in the business of rendering lending and advisory services solely to us, and to administer our business affairs and operations.

     Apostle Holdings, Inc., which is owned by Philip J. Myers, is the sole shareholder of Apostle. The following table sets forth the names and positions of the officers and directors of the Advisor:


     Name                                        Position

Philip J. Myers                             President, Treasurer and Director
Scott J. Marquis                            Vice President, Secretary

The Advisory Agreement

     We have entered into a contract with the Advisor (the "Advisory Agreement") under which the Advisor will furnish advice and recommendations concerning our affairs, provides administrative services to us, and managers our day-to-day affairs. Pursuant to the Advisory Agreement, we pay the Advisor an annual base management fee of 1.25% of average invested assets and expenses, as defined in the agreement and remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 2000 and 1999, we paid the Advisor $176,000 and $231,000, respectively.

     The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, including a majority of the Independent Directors, that the Advisor's performance has been satisfactory and that the compensation paid by us to the Advisor has been reasonable. We may terminate the Advisory Agreement with or without cause on 60 days' written notice.

     Pursuant to the Advisory Agreement, the Advisor is required to pay all of the expenses it incurs in providing us services including, but not limited to, personnel expenses, rental and other office expenses of directors, officers and employees of the Advisor (except out-of-pocket expenses of such persons who are our directors or officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our Shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly relating to closing of loan transactions.

     In the event that our Total Operating Expenses exceed in any calendar year the greater of (a) 2% of our Average Invested Assets or (b) 25% of our net income, the Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. The Independent Directors may, upon a finding of unusual and non-recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

     Our bylaws provide that the Independent Directors are to determine, at least annually, the reasonableness of the compensation which we pay to the Advisor. Factors to be considered in reviewing the Advisory Fee include the size of the fees of the Advisor in relation to the size, composition and our profitability, the rates charged by other investment advisors performing comparable services, the success of the Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by the Advisor for other services performed, the quality and extent of service and advice furnished by the Advisor, the quality of our investments in relation to investments generated by the Advisor for its own account, if any, and the performance of our investments.

American Investors Group, Inc.

     Pursuant to an underwriting agreement in connection with our third public offering which commenced September 23, 1999, American Investors Group, Inc. has been paid selling commissions of $261,752 as of August 31, 2001. Apostle
Holdings, Inc., which is owned by Philip J. Myers, is the sole shareholder of American Investors Group, Inc. We have also paid approximately $35,175 of non-accountable expenses of American. In addition, we agreed to indemnify them as underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933. The public offering price of the Shares was determined by negotiations between us and the underwriter based on the price paid ($10.00 per share) by the initial shareholder and shareholders who purchased shares in our prior two public offerings.

     In the course of our business, we have purchased and expect to continue to purchase, church bonds being underwritten and sold by American. Although we do not pay any commissions on these purchases, American would benefit from such purchases as a result of commissions paid to it by the issuers of such bonds. American also would benefit from mark-ups on bonds bought from it and mark-downs on bonds sold through it by us on the secondary market. Any church bonds we purchase in an initial offering will be purchased for investment purposes only at the public offering price. Church bonds purchased in the secondary market, if any, will be purchased at the best price available, subject to customary mark-ups (or in the case of sales--mark-downs), on terms no less favorable than those applied to other customers of American, and would not exceed industry standards or in any event (in the case of mark-ups and mark-downs on secondary bond sales and purchases) exceed five percent of the principal amount of bonds purchased or sold. It is our policy not to invest in excess of 30% of our Average Invested Assets in Church Bonds.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of August 31, 2001, the number of shares beneficially owned by each Director and by all executive officers and Directors as a group, and the beneficial owner of 5% or more of our outstanding stock. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the Shares set forth opposite their respective names.


                                                                        Number of Shares
                                                                            Beneficially             Percent
Name of Beneficial Owner(1)                                                   Owned(2)              of Class

Philip J. Myers                                                                35,000                 1.97%
Robert O. Naegele, Jr.                                                         22,877                 1.29%
David G. Reinhart                                                              15,000                  .84%
Kirbyjon H. Caldwell                                                           15,000                  .84%
Dennis J. Doyle                                                                15,000                  .84%
John M. Clarey                                                                 15,000                  .84%
All Executive Officers and Directors as a Group (seven                        117,877                 6.63%
individuals)
------------------

(1) The address for the Directors is 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

(2) Includes 21,000 Shares (105,000 shares in the aggregate) which each of our Directors and Officers and the President of the Advisor have a presently exercisable option to purchase pursuant to the Stock Option Plan for Directors and the Advisor.


                                   PROPOSAL 2
                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board recommends that the Shareholders ratify the Board's appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent auditors of the Company for the year ending December 31, 2001. Boulay, Heutmaker, Zibell & Co., P.L.L.P. has served as the Company's independent auditors since 1996. No representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. is expected to be present at the annual meeting.

Fees billed to the Company by Boulay,  Heutmaker,  Zibell & Co., P.L.L.P. during
     2000 are described below.

AuditFees: Audit fees billed to the Company by Boulay, Heutmaker,  Zibell & Co.,
     P.L.L.P. during 2000 for review of American Church Mortgage Company's annual financial statements totaled $12,251.

Financial Information Systems Design and Implementation Fees: The Company did not engage Boulay, Heutmaker, Zibell & Co., P.L.L.P. to provide advice regarding financial information systems design or implementation during the fiscal year ended December 31, 2000.

All Other Fees: Fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2000 for all other non-audit related services, including tax related services, totaled $4,485.

     The Board does not have an audit committee. However, the Board as a whole has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence.

                       SHAREHOLDER PROPOSALS FOR THE 2002
                         ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder who wishes to present a proposal for action at the next Annual Meeting of Shareholders and who wishes to have it set forth in the Proxy Statement and identified in the form of proxy prepared by the Company must notify the Company so that such notice is received by the Secretary by May 21, 2002. Any such proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with the Company's Bylaws which require at least twenty (20) days' written notice prior to the meeting stating with reasonable particularity the substance of the proposal.

                                  OTHER MATTERS

     The Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                                             By Order of the Board of Directors,


                                            Philip J. Myers
                                            President and Secretary


September 28, 2001

CORPORATE INFORMATION

DIRECTORS

Philip J. Myers, President
American Investors Group, Inc.

David G. Reinhart, President of Miller & Schroeder
Financial, Inc.

John M. Clarey, Independent Private Investor.

Kirbyjon H. Caldwell, Senior Pastor of Windsor
Village United Methodist Church, Houston, Texas

Robert O. Naegele, Jr., Governor and Chairman of
Minnesota Hockey Venture Group L.P.

Dennis J. Doyle, President of Welsh Company, Inc.,
Minneapolis

OFFICERS AND MANAGEMENT OF
ADVISOR

Philip J. Myers, President, Treasurer and Director

Scott J. Marquis, Vice President, Secretary


TRANSFER AGENT

Gemisys Corporation
P.O. Box 3857
Englewood, Colorado 80155-3857

LEGAL COUNSEL

Leonard, Street and Deinard Professional Association
150 South Fifth Street, Suite 2300
Minneapolis, MN   55402

INDEPENDENT ACCOUNTANT

Boulay, Heutmaker, Zibell & Co. P.L.L.P.
5151 Edina Industrial Blvd.
Minneapolis, MN   55439


COMMON STOCK INFORMATION

Our common stock is not traded on any established market. From time to time, we have repurchased shares of common stock offered to us for sale. At September 24, 2001 we had 800 record holders of our common stock and an undetermined number of additional beneficial owners.

DIVIDENDS

We have paid quarterly dividends since we became a public company in 1996. The following table lists our quarterly dividends for the periods indicated.

                                    Dividend
2001                                Per Share
----                                ---------
June 30.............................  .225
March 31............................  .2125

2000
December 31.........................  .225
September 30........................  .2125
June 30.............................  .1875
March 31............................  .20

1999
December 31.........................  .215625
September 30........................  .228125
June 30.............................  .21875
March 31............................  .1875

2001 ANNUAL MEETING

Our Annual Meeting of Shareholders will be held at 10:00 a.m. on October 29, 2001 at our office, 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

SHAREHOLDER CONTACT

Inquiries concerning our Company or matters of shareholder interest may be directed to:

American Church Mortgage Company
10237 Yellow Circle Drive
Minnetonka, Minnesota 55343
(952) 945-9455 (x 124)
Attention:  Scott J. Marquis

                        AMERICAN CHURCH MORTGAGE COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                      PROXY

     The undersigned hereby appoint Philip J. Myers and Scott J. Marquis as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated hereon, all the shares of Common Stock of American Church Mortgage Company held of record by the undersigned on September 24, 2001, at the Annual Meeting of Shareholders to be held on October 29, 2001, or any adjournment thereof.

             PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

         1.  ELECTION OF DIRECTORS

                  01 Philip J. Myers
                  02 David G. Reinhart
                  03 John M. Clarey
                  04 Kirbyjon H. Caldwell
                  05 Robert O. Naegele, Jr.
                  06 Dennis J. Doyle

               [ ] VOTE FOR all nominees listed

               [ ] VOTE WITHHELD for all nominees (to withhold authority to vote for a nominee, write number(s) in the box provided)


      2. PROPOSAL TO RATIFY THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO., P.L.L.P. as the independent auditors of the Corporation for the year ending December 1, 2001.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Date:  ___________________, 2001

                                     ___________________________________________
                                       SIGNATURE


                                     ___________________________________________
                                       SIGNATURE (IF HELD JOINTLY)


          PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.